Exhibit 99.1

January 19, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read statements that we understand Digital Descriptors Systems, Inc. will include under Item 4.01 of the Form 8-K report it will file on January 20, 2006 regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.




                              Very truly yours,

                              /s/ Rosenberg Rich Baker Berman & Co.
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